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                                          Exhibit (a)(iv) under Form N1-A
                                   Exhibit (3)(i) under Item 601/Reg. S-K

                              REGIONS FUNDS
                            Amendment No. 12
                                 to the
                 Amended & Restated Declaration of Trust
                           dated May 19, 2000

THIS Declaration of Trust is amended as follows:

Strike Section 1 of Article I of the Declaration of Trust and substitute in its place the following:

      Section 1.  Name.
      ---------   ----

      This Trust shall be known as Regions Morgan Keegan Select Funds.

Strike Section 1(b) of Article I of the Declaration of Trust and substitute in its place the following:

      (b)  The "Trust" refers to Regions Morgan Keegan Select Funds;

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5.  Establishment and Designation of Series or Class.
                   ------------------------------------------------

      Without limiting the authority of the Trustees set forth in
      Article XII, Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

           Regions Morgan Keegan Select Aggressive Growth Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares
               Regions Morgan Keegan Select Balanced Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares
             Regions Morgan Keegan Select Fixed Income Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares
        Regions Morgan Keegan Select Government Money Market Fund
                Regions Morgan Keegan Select Growth Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares
      Regions Morgan Keegan Select Limited Maturity Government Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares

         Regions Morgan Keegan Select Treasury Money Market Fund
                             Class A Shares
                             Class B Shares
                    Regions Morgan Keegan Value Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares

Strike Section 9 of Article XII and substitute in its place the following:

      Section 9.  Use of Name.
      -----------------------

      The Trust acknowledges that Regions Financial Corp. has reserved the right to grant the non-exclusive use of the name "Regions" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor, or any other business enterprise, and to withdraw from the Trust or one or more Series or Classes any right to the use of the name "Regions."

      The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 15th day of November, 2001.

      WITNESS the due execution hereof this 15th day of November, 2001.



/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/s/  John F. Cunningham             /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ J. Christopher Donahue          /s/ John S. Walsh
------------------------------      ------------------------------
J. Christopher Donahue              John S. Walsh